                                                                   EXHIBIT 10.13


                               SUBLEASE AGREEMENT
                               ------------------


     THIS SUBLEASE AGREEMENT (the "Sublease"), made as of this 11th day of October, 1996, by and between Atlantic Steel Industries, Inc., having an office at 2859 Paces Ferry Road, Suite 1900, Atlanta, Georgia 30339 ("Sublessor"); and ViewTech, Inc., a California corporation, having an office at 950 Flynn Road, Camarillo, California 93012 ("Sublessee").

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, Sublessor, as "Tenant", entered into a lease (the "Prime Lease") with State of California Employees Retirement System, agency of State of California (the "Prime Landlord"), dated November 1, 1993, leasing certain space on the 19th floor of that certain building known as "Overlook III" at 2859 Paces Ferry Road, Atlanta, Georgia (the "Building"). Said Prime Lease to which reference is made above is incorporated herein by this reference and made a part hereof as attachment "A".

     WHEREAS, Sublessor and Sublessee have agrees that Sublessor shall sublet approximately 5,946 square feet of such space as rented under the Prime Lease to Sublessee, as such space is shown on Exhibit "B" attached hereto and by this reference incorporated herein, upon the terms and conditions as herein described.

     NOW, THEREFORE, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

     1.   Premises, Rent and Term.  (a) Sublessor hereby leases to Sublessee the
          -----------------------
5,946 square feet, more or less, of space on the 19th floor of the Building, shown on Exhibit "B: (the "Sublease Premises"), beginning on December 1, 1996 and ending on December 31, 1999, (the "Term").

          (b) The base rent ("Base Rent") for such Sublease Premises shall be Ten Thousand Six Hundred Fifty Three and 25/100 Dollars ($10,653.25) per month, plus the additional rent (the "Additional Rent") described in Paragraph 3 of this Sublease.

          (c) Sublessee shall pay the Base Rent and Additional Rent (collectively the "Rent") provided for hereunder in advance on the first day of every month during the Term.

     2.   No Assignment.  Sublessee shall not assign this Sublease nor sublet
          -------------
the Premises in whole or in part and shall not permit Sublessee's interest in this Sublease to be vested in any third party by operation of law or otherwise.

     3.   Other Charges.  If Sublessor shall be charged for Additional Rent or
          -------------
any other sums pursuant to the provisions of the Prime Lease, including, but not limited to, Paragraph 3 thereof, Sublessee shall be liable for all of such Additional Rent or other sums. If Sublessee shall procure any additional services from the Building, such as alterations or after-hour air conditioning, Sublessee shall pay for same at the rates charged therefor by the Prime Landlord and shall make such payment to the Sublessor or Prime Landlord, as Sublessor shall direct. Any Rent or other sums payable by Sublessee under this Paragraph 3 shall be Additional Rent and collectible by Sublessor as such. If Sublessor shall receive any refund from Prime Landlord, Sublessee shall be entitled to the return of so much thereof as shall be attributable to prior payments by Sublessee.

     3.1  Payment of Operating Costs by Sublessee:  In addition to Base Rent,
          ---------------------------------------
Sublessee agrees to pay as Additional Rent to Sublessor all Operating Costs as described in paragraph 2 of Exhibit "D" and in Exhibit "E" of the Prime Lease. For the purposes of this Sublease, Base Year Operating Costs, as defined in Paragraph 2(a) of Exhibit D to the Prime Lease, shall be the actual Operating Costs, on a per square foot per annum basis, for the calendar year 1996, as adjusted in accordance with Exhibit "E" of the Prime Lease. Such payments shall begin on January 1, 1997.

     4.   Subordinate to Prime Lease.  This Sublease is subject and subordinate
          --------------------------
in all instance and under all circumstances to the Prime Lease. Except as may be inconsistent with the terms hereof, all the terms, covenants and conditions in the Prime Lease contained shall be applicable to this Sublease with the same force and affect as if Sublessor were the "Landlord" under the Prime Lease and sublessee were the "Tenant" thereunder; and in case of any breach hereof by Sublessee, Sublessor shall have all the rights against Sublessee as would be available to Prime Landlord against Sublessor as "Tenant" under the Prime Lease for purposes of this Sublease. Base Year Operating Costs, as defined in Paragraph 2(a) of Exhibit "D" to the Prime Lease, shall be the actual Operating Costs, on a per square foot per annum basis, for the calendar year 1996, as adjusted in accordance with Exhibit "E: of the Prime Lease. Such payments shall begin on January 1, 1997.

     4.1 The following provisions of the Master Lease are not incorporated herein and, as between Sublessor and Sublessee, are deemed deleted:

          (i)  Paragraphs 3, 4, and 5 of Exhibit "D."

     5.   Services.  Notwithstanding anything to the contrary contained herein,
          --------
the only services or rights to which Sublessee is entitled hereunder are those to which Sublessor is entitled to as "Tenant" under the Prime Lease and that for all such services and rights Sublessee will look to Prime Landlord under Prime Lease.

     6.   No Acts.  Sublessee shall neither do nor permit anything to be done
          -------
which would cause the Prime Lease to be terminated or forfeited or any claims to accrue to the benefit of Prime Landlord by reason of any right of termination or forfeiture reserved or vested in Prime Landlord under the Prime Lease, or any rights to damages accruing to or for the benefit of Prime Landlord under the Prime Lease, and Sublessee shall indemnify and hold Sublessor harmless from and against all loss, cost, incurred by Sublessor by reason of any default on the part of Sublessee by reason of which the Prime Lease may be terminated or forfeited, or any claims shall accrue to the benefit of or for Prime Landlord under the Prime Lease.

     7.   First Months Rent and Security Deposit:  Sublessee has paid Sublessor,
          --------------------------------------
upon the execution and delivery of this Sublease, the sum of Twenty One Thousand Three Hundred Six and 50/100 Dollars ($21,306.50) one-half of which shall be applied to Sublessee's first months rent obligation and one-half of which shall be held as security for the full and faithful performance of the terms, covenants and conditions of this Sublease on Sublessee's part to be performed or observed, including, but not limited to, payment of Rent or for any other sum which Sublessor may expend or be required to expend by reason of Sublessee's failure to comply with the terms and conditions of the Prime Lease or this Sublease, including, but not limited to, any damages or deficiency incurred by Sublessor as "Tenant" under the Prime Lease in reletting the Sublease Premises, in whole or in part, whether such damages shall accrue before or after summary proceedings or other re-entry by Sublessor. If Sublessee shall fully and faithfully comply with all the terms, covenants and conditions of this Sublease on Sublessee's part to be performed or observed, the security, or any unapplied balance thereof, shall be applied to Sublessor's last month of Base Rent.

     8.   Sublease Premises.  Sublessee shall take the Sublease Premises "as is,
          -----------------
where is", and Sublessor makes and has made no representations or warranties whatsoever with respect to the Sublease Premises or the fitness thereof for Sublessee's intended purpose.

     9.   Brokerage.  Cushman & Wakefield of Georgia, Inc. has acted as agent
          ---------
for Sublessor in this transaction. Cushman & Wakefield is to be paid a commission by the Sublessor. Shaw & Associates has acted as agent for Sublessee in this transaction. Shaw & Associates is to be paid a commission by Sublessor. Sublessor is obligated to pay commission in accordance with a separate written agreement between Sublessor and Cushman & Wakefield of Georgia, Inc.

     10.  No Other Agreement.  All prior understandings and agreements between
          ------------------
the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties hereto. This Sublease may not be changed or terminated in any manner other than by an agreement in writing, executed by the party against whom enforcement of the change or termination is sought.

     11.  Notice.  Any notice of demand which either party may or must give to
          ------
the other hereunder shall be in writing and delivered personally or sent by certified mail, return receipt requested, addressed if to Sublessor, as follows:

                         Dan Coto
                         SIVACO Georgia
                         24 Herring Road
                         P.O. Box 1194
                         Newman, GA  30265
                         (770) 253-6333

and if to Sublessee, as follows:

                         Dianna Branch
                         ViewTech, Inc.
                         950 Flynn Road
                         Camarillo, CA  93012

Either party may, by notice in writing, direct that future notices or demand be sent to a different address.

     12.  Binding.  The covenants and agreements herein contained shall bind and
          -------
inure to the benefit of Sublessor, Sublessee, and their respective executors, administrators, successors and assigns.

SPECIAL STIPULATIONS

     1. Sublessor agrees to give Sublessee, at no additional charge, the refrigerator, microwave and dishwasher.

     IN WITNESS WHEREOF, the undersigned have caused this Sublease to be executed under seal and delivered, on the day and year first above written.

                                    "SUBLESSOR"


                                    By:   /s/
                                        -------------------------
                                         Its: Assistant Secretary
                                              -------------------

                                    Attest:   /s/
                                            ---------------------
                                         Its:  Office Manager
                                              -------------------

                                              (CORPORATE SEAL)



                                    "SUBLESSEE"


                                    By:   /s/ William M. McKay
                                        -----------------------------
                                         Its: Chief Financial Officer
                                              -----------------------

                                    Attest:  /s/
                                            -------------------------
                                         Its:  Facilities Manager
                                              -----------------------

                                              (CORPORATE SEAL)

                                    State of California Public Employees'
                                    Retirement System, an agent of the
                                    State of California

               Consented to by:
                                    ------------------------------------
                                    By:  LaSalle Advisors Limited, Agent


                                    By:  /s/
                                        --------------------------------
                                         Its:  Vice President
                                              --------------------------

                                    Attest:  /s/
                                            ----------------------------
                                         Its: Asst. Administrator
                                              --------------------------

                                              (CORPORATE SEAL)

By consenting to this Sublease, State of California Public Employees Retirement System, an agency of the State of California, as "Prime Landlord", in no way agrees to perform or be obligated to perform any services on behalf of Sublessee hereunder, but shall continue to provide any such services to the Sublease Premises in accordance with the terms and conditions of the Prime Lease. Sublessee shall have no rights or claims against Prime Landlord, but shall instead look solely to Sublessor for any such claims.

                                 OVERLOOK III
                        OFFICE BUILDING LEASE AGREEMENT

     This Lease Agreement (the "Lease") is entered into as of the _____ day of ____________, 199_, by and between the State of California Public Employees' Retirement System (hereinafter called "Landlord") and Atlantic Steel Industries, Inc. (hereinafter called "Tenant").

                              W I T N E S S E T H
                              - - - - - - - - - -

     1  Definitions and Basic Provisions.  Certain definitions and basic
        --------------------------------
provisions (the "Basic Lease Information") of this Lease are:

        1.1  Lease Date: __________________, 199_

        1.2  Tenant: Atlantic Steel Industries, Inc.

        1.3  Tenant's Address:    2859 Paces Ferry Road
                                  Suite 1900
                                  Atlanta, GA  30339

             Contact __________________ Telephone: _______________

        1.4 Landlord: State of California Public Employees' Retirement System, an agency of the State of California

        1.5  Landlord's Address:    LaSalle Advisors Limited
                                    11 South LaSalle Street
                                    Chicago, IL  60603

             Contact:  Calpers Portfolio Manager
                       Telephone: (312) 782-5800

             Copy to:  LaSalle Partners Asset Management Limited
                       Suite 250
                       2839 Paces Ferry Road
                       Atlanta, GA  30339
                       Attn: Mr. Brad Jennings
                       Telephone: (404) 319-8900

        1.6 Premises: Suite No. 1900 in the office building located at 2839 Paces Ferry Road (the "Building"), known as Overlook III. The Building and the land upon which it is situated, which land is more particularly described in

Exhibit "A" hereto, are herein sometimes collectively called the Project.
-----------

          1.7 Lease Term: The period commencing on January 1, 199__ (or the earlier date on which Tenant occupies the Premises with Landlord's prior written consent), and subject to adjustment as provided in the Lease (the "Commencement Date"), and continuing until December 31, 1999.

          1.8  Base Rent: $9,414.50 per month.

          1.9  Security Deposit: $9,414.50

          1.10 Tenant's Share: the percentage that expresses the ratio between the number of rentable square feet comprising the Premises (5,946), and the number of rentable square feet of the Building (432,312), which, for the purposes of the Lease, shall be 1.375%.

          1.11 Permitted Use: General Office Use.

          1.12 Lease Year: The period of twelve (12) calendar months or less commencing with the Commencement Date and ending at midnight on the following December 31, each successive period of twelve (12) calendar months thereafter during the Lease Term, and the final period of twelve (12) calendar months or less commencing on January 1 of the calendar year in which the Lease Term expires. During any Lease Year within the Lease Term that is less than twelve
(12) full months, any amount to be paid with respect to such period shall be prorated, based on the actual number of months and the actual number of days of any partial month assuming each month to have thirty (30) days.

     2    Lease Grant.  In consideration of rent to be paid and the other
          -----------
covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, Landlord does hereby lease, demise and let unto Tenant the Premises, which are outlined in red on the plan attached hereto as Exhibit "A-
                                                                   ----------
1", commencing on the Commencement Date and ending on the last day of the Lease
--
Term, unless sooner terminated as herein provided. If this Lease is executed before the Premises become vacant, or otherwise available and ready for occupancy, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises prior to the Commencement Date, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same, such date shall be deemed to have accepted the same as suitable for the purposes herein intended and to have acknowledged that the same comply fully with Landlord's obligations. Within five (5) days after Landlord's architect shall certify to Tenant that the Premises are substantially complete but prior to Tenant moving in to the Premises, Tenant shall make an inspection of the Premises, and except for latent defects, and except for incomplete or defective items other than latent defects of which Landlord is notified by Tenant within such period, Tenant shall be deemed t have accepted the Premises in their then condition. Any latent defects to the Premises which may be claimed by Tenant shall be claimed by Tenant within twelve (12) months of the Commencement Date, and any such claims not so raised by Tenant within said twelve (12) month period shall be waived by Tenant. Within ten (10) days after request of Landlord, Tenant agrees to give Landlord a letter confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereunder.

     3    Rent.
          ----

          3.1 Tenant agrees to pay to Landlord in advance on or before the first day of each month starting with January 1, 199_, the Base Rent, subject to adjustment as hereinafter provided, without deduction or set off, for each month thereafter for the remainder of the entire Lease Term. One such monthly installment together with the Security Deposit shall be due and payable by Tenant to Landlord upon execution of this Lease, and a like monthly installment shall be due and payable without demand on or before the first day of each calendar month succeeding the Commencement Date during the Lease Term. Rent for any period of less than a full month shall be prorated, based on one thirtieth (1/30) of the current monthly rent for each day of the partial month this Lease is in effect.

          3.2 If any installment of the Base Rent, or any other sums which become owing by Tenant to Landlord under the provisions hereof, is not received within ten (10) days after the date of notice from Landlord of such late payment, without in any way implying Landlord's consent to such late payment, Tenant, to the extent permitted by law, agrees to pay, in addition to said installment of the Base Rent or such other sums owed, it being understood that said late payment charge shall constitute liquidated damages and shall be for the purpose of reimbursing Landlord for additional costs and expenses which Landlord presently expects to incur in connection with the handling and processing of late installment payments of the Base Rent and such other sums which become owing by Tenant to Landlord hereunder: provided, however, if more than one (1) payment due of Tenant hereunder in any one (1) calendar year is not made until after notice of such late payment is received by Tenant, then the late charge in this Paragraph shall be due by Tenant if any subsequent payments due of Tenant hereunder in the same calendar year are not made within five (5) days within the date when due (without the requirement for prior notice). Landlord and Tenant expressly covenant and agree that in the event of any such late payment by Tenant, the damages so resulting to Landlord will be difficult to ascertain precisely, and that the foregoing charge constitutes a reasonable and good faith estimate by the parties of the extent of such damages and does not constitute interest. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this Lease. Notwithstanding the above, the late charge shall not be due unless the amount due is not paid by Tenant within ten (10) days of the date notice from Landlord of such late payment is received by Tenant; provided, however, if more than one
(1) payment due of Tenant hereunder in any one (1) calendar year is not made until after notice of such late payment is received by Tenant, then the late charge in this paragraph shall be due by Tenant if any subsequent payments due of Tenant hereunder in the same calendar year are not made within five (5) days of the date when due.

          3.3 The Security Deposit shall be held by Landlord without liability and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that such deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may (but shall not be obligated to), from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearage of Rent and any other damage, injury expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of the Security Deposit.

          3.4 All sums other than Base Rent payable by Tenant to Landlord under any provision of this Lease shall constitute Additional Rent. Base Rent and Additional Rent are herein referred to collectively as "Rent". All Rent due hereunder shall bear interest from the due date until paid in full at a rate equal to the lesser of: (a) the prime interest rate in effect from day to day at the First National Bank of Atlanta, Georgia plus three (3) percentage points; or
(b) the maximum legal rate allowed by law. If more than the maximum legal rate of interest should ever be collected with regard to any sum due hereunder, said excess amount shall be credited against future payments of Rent thereafter first accruing hereunder. If no such further Rent accrues hereunder, said excess sums shall be promptly refunded by Landlord to Tenant upon written demand by Tenant.

          3.5 No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction. Landlord may accept such check of payment without prejudice to Landlord's right to recover the balance or to pursue any other remedy in this Lease or otherwise provided by law or equity.

     4    Consumer Price Index Increases.  INTENTIONALLY DELETED.  (See Special
          ------------------------------
Provision #2 of Exhibit "D").
                -----------

     5    Landlord's Obligations.
          ----------------------

          5.1 Subject to the limitations hereinafter set forth, Landlord agrees to furnish Tenant while occupying the Premises facilities to provide (a) water at those points of supply provided for general use of tenants of the Building;
(b) heated and refrigerated air conditioning in season, from 8:00 a.m. to 6:00 p.m. Monday through Friday and from 8:00 a.m. to 1:00 p.m. on Saturdays, except for holidays (the "Building Hours"), at such temperatures and in such amounts as are comparable to other first-class buildings in the area of the Building, such service at night and on Saturday afternoons, Sundays and holidays to be furnished only at the written request of Tenant, who shall pay upon demand Landlord's customary charges for such services; (c) janitorial services to the Premises on weekdays other than holidays and such window washing, all such being comparable to the janitorial services and window washing services provided in other first-class buildings in the area of the Building; and (d) operatorless passenger elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours for the Building and on holidays. In addition, Landlord agrees to maintain the public and common areas (the "Common Facilities") of the Building, such as lobbies, stairs, corridors and restrooms, in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents or invitees. If Tenant shall desire any of the services specified in this Section 5.1 at any time other than times herein designated, such service or services shall be supplied to Tenant only at the written request of Tenant delivered to Landlord before 3:00 p.m. on the business days preceding such extra usage, and Tenant shall pay to Landlord as Additional Rent the cost of such service or services immediately upon receipt of a bill therefor.

          5.2 Without additional cost to Tenant, Landlord shall provide standard electric lighting and current for Tenant's use and occupancy of the Premises and shall make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard. If Tenant's use of electric current (a) exceeds 110 volt power, or
(b) exceed that required for routine lighting and operation of general office machines (such as typewriters, dictating equipment, desk model adding machines and the like) which use 110 volt electrical power, then the Tenant shall pay on demand the cost (as determined in good faith by the Landlord) of any such excess. Without Landlord's prior written consent, Tenant shall not install any data processing or computer equipment in the Premises or any other equipment which it shall require for its use other than the normal electric current or other utility service. When heat generating machines or equipment (other than general office machines as described hereinbefore) are used in the Premises by Tenant which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord shall have the right to install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof (as determined in good faith by Landlord), including without limitation, the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord on demand. The rate charged by Landlord shall not exceed the rate prevailing for Tenant as a user as established by the applicable rate classification published from time to time by the local electric power company or other utility supplier. The obligation of the Landlord hereunder to make available such utilities shall be subject to the rules and regulations of the supplier of such utilities and of any municipal or other governmental authority regulating the business of providing such utility service. Tenant will be billed monthly for such additional utility service and all such charges shall be considered due upon delivery of such bill and be deemed as so much Additional Rent due from Tenant to Landlord.

          5.3 Landlord shall not in any way be liable or responsible to Tenant for any loss or damages or expense which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available or is no longer suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building or the risers or wiring installations. Any riser or risers or wiring required or necessary to meet Tenant's excess electrical requirements upon written request of Tenant will be installed by Landlord at the sole cost and expense of Tenant (if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants). At any time when Landlord is making such additional utility service available to the Premises pursuant to this Section, Landlord may, at its option, upon not less than thirty (30) days' prior written notice to Tenant, discontinue the availability of such additional utility service. If Landlord gives any such notice of discontinuancy, Landlord shall make all the necessary arrangements with the public utility supplying the utilities to the Premises with respect to obtaining such additional utility service to the Premises, but Tenant will contract directly with such public utility for the supplying of such additional utility service to the Premises).

          5.4 Failure to any extent to make available, or any slow-down, stoppage or interruption of, these defined services resulting from any cause (including, but not limited to, Landlord's compliance with (a) any voluntary or similar governmental or business guideline now or hereafter published or (b) any requirements now or hereafter established by any governmental agency, board or bureau having jurisdiction over the operation and maintenance of the Building) shall not render Landlord liable in any respect for damages to either person, property, or business, nor be construed as an eviction of the Tenant or work an abatement of Rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom. Notwithstanding the above, if any services described above are interrupted for a period of ten (10) or more consecutive business days for an occurrence within Landlord's control or as a result of Landlord's gross negligence or willful misconduct, and such interruption materially and adversely affects Tenant's use of or access to the Premises or the Building, Rent due hereunder for the portion of the Premises actually affected shall abate after such period until such service is restored.

          5.5 Tenant's obligations to pay any and all Additional Rent pursuant to this Article 5 shall continue and shall cover all periods up to the actual date of expiration or termination of this Lease; provided, however, if Landlord terminates this Lease without waiving Landlord's right to seek damages against Tenant, Tenant's obligation to pay any and all Additional Rent pursuant to this
Article 5 shall not terminate as a result thereof.

     6    Leasehold Improvements.
          ----------------------

          6.1  Intentionally deleted.

          6.2  Intentionally deleted.

          6.3 Final working drawings of all improvements that Tenant desires to be installed in the Premises, whether or not all or any of the work is to be done by Landlord, must have been submitted to and approved by Landlord no later than October 19, 1993. The final working drawings shall evidence improvements that comply with applicable law, shall be in a form commonly used in the Building for construction purposes and shall be signed by Tenant and Landlord.

          6.4 If there are any changes by Tenant, Tenant's contractors, subcontractors, subcontractors or agents from the improvements set forth in the final working drawings approved by Landlord, each such change must receive the prior written approval of Landlord, and in the event of any such approved change in the working drawings, Tenant shall, upon completion of the improvements, furnish Landlord with an accurate "as-built" plan of the improvements as constructed, which plans shall be incorporated into this Lease by this reference for all intents and purposes.

          6.5 Any contractors and subcontractors engaged by Tenant shall be subject to Landlord's approval and shall comply with all standards and regulations established by Landlord. Such contractors and subcontractors shall coordinate their efforts to insure timely completion of all work. Contractors or subcontractors engaged by Tenant shall employ labor, materials, and funds to insure the progress of the work without interruption on account of strikes, work stoppage, or similar causes for delay. During construction of any improvements, contractors and subcontractors shall coordinate with Landlord the movement of equipment and materials. Tenant's work shall be conducted in such manner so as to maintain harmonious labor relations and not to interfere with or delay Landlord's contractors or Landlord's operation of the Building or the use of the Building by other tenants.

          6.6 All design, construction and installation shall conform to the requirements of applicable building, plumbing and electrical codes and the requirements of any authority having jurisdiction over or with respect to such work.

          6.7 If Tenant, with Landlord's prior written permission, employs its own contractors or decorators, or if Tenant or Tenant's agents makes changes in the work after approval of the plans by Landlord, and if such contractor or decorator or such changes shall delay the work to be performed hereunder, or if Tenant shall otherwise delay the completion of said work, then, notwithstanding any provision to the contrary in this Lease, Tenant's obligation to pay Rent hereunder shall nevertheless commence on the Commencement Date. If the Premises are not ready for occupancy on the Commencement Date for any reason other than the reasons specified in the immediately preceding sentence, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect, in which event the Rent provided for herein shall abate and not commence, and the Commencement Date shall not occur, until the date the leasehold improvements to the Premises are substantially complete (as determined by Landlord's architect), such abatement of Rent to constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the Commencement Date.

          6.8 Tenant shall bear the entire cost of any improvements to be installed by Landlord in the Premises in excess of the "Allowance" (as herein defined) and shall pay for such as hereinafter provided. Tenant shall pay to Landlord upon Landlord's approval of the working drawings referred to herein, an advance payment equal to fifty percent (50%) of the cost (including labor, material and overhead) of such improvements in excess of the Allowance, as estimated by Landlord. Notwithstanding any provision contained herein to the contrary, it is understood and agreed that Landlord shall have no obligation to commence installation of such improvements in excess of the Allowance until (a) Tenant shall have furnished to Landlord and Landlord shall have approved the final working drawings as required by the provisions hereof, and (b) Landlord shall have received Tenant's advance payment for the portion of the cost of the installation of the improvements in excess of the Allowance as required by the immediately preceding sentence. After the commencement of the installation of the leasehold improvements referred to herein, Tenant agrees to make progress payments in advance to Landlord for the remainder of the cost (including labor, material and overhead as aforesaid) of the improvements in excess of the Allowance as estimated from time to time by Landlord and set forth in interim invoices therefor submitted by Landlord to Tenant at such intervals as Landlord may determine. Tenant shall pay to Landlord the amount specified in each such invoice upon delivery of each such invoice to Tenant, and upon substantial completion of the installation of such improvements, Tenant shall pay to Landlord the remainder of the actual cost of such work in excess of the Allowance, or Landlord shall refund to Tenant the amount, if any, by which all prior progress payments by Tenant exceed the actual cost of the installation of such improvements in excess of the Allowance, as the case may be. In no event credit be given to Tenant for any Building standard allowances not used.

     7    Permitted Use.  Tenant shall use the Premises only for the Permitted
          -------------
Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or use, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extra hazardous on account of fire, nor shall Tenant use, store, or discharge any "Hazardous Material" as defined in
Section 46 hereof, nor permit anything to be done which will in any way increase the rate of insurance on the Building or contents; and in the event that, by reasons of acts of the Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct of business, then such acts of Tenant shall be deemed to be an event of default hereunder and Tenant hereby agrees to pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord in the management of the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies of bodies having jurisdiction thereof) with reference to Tenant's specific use, specific condition or specific occupancy of the Premises. Tenant will not, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed, paint, install lighting or decorations, or install any signs, window or door lettering or advertising media of any type on or about the premises or any part thereof.

     8    Tenant's Repairs and Alterations.  Tenant will not in any manner
          --------------------------------
deface or injure the Building, and will pay the cost of repairing any damage or injury done to the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees to keep the Premises, including all fixtures installed by Tenant, in good condition, and to make all necessary non-structural repairs except those caused by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building, or which would be covered under a standard fire insurance policy. The performance by Tenant of its obligations to maintain and make repairs shall be conducted only by contractors and subcontractors approved in writing by Landlord, it being understood that Tenant shall procure and maintain and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance and repair. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may at its option make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof. At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (except as otherwise herein provided)in good repair and condition, reasonable wear and tear excepted; and shall deliver to Landlord all keys to the Premises. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises without either by Landlord or Tenant, shall be the Landlord's property on termination of this Lease and shall remain on the Premises without compensation to Tenant, provided that Landlord, at its option, may by written notice to Landlord, require Tenant to remove any such alterations, additions or improvements at Tenant's cost which Landlord has not consented to or which Landlord has not stated, at the time of Landlord's consent to the making of such improvements, that such improvement need not be removed by Tenant at the end of the Term or Lease. Tenant shall, subject to the above, restore the Premises to the condition of the Premises at the Commencement Date, normal wear and tear excepted. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or the plumbing, electrical lines or other utilities.

     9    Subletting and Assigning.
          ------------------------

          9.1.1 Tenant shall not assign, mortgage or encumber this Lease, nor sublet, suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent of Landlord shall not be unreasonably withheld. Tenant shall have the right to assign the Lease or sublet the Premises, or any part thereof, without Landlord's consent, but subject to Landlord's rights to notice and prohibition contained herein, to any parent, subsidiary, affiliate or controlled corporation or to corporation which Tenant may be converted or which it may merge as a result of a consolidation, reorganization or merger or to any transferee of substantially all of the stock or assets of Tenant. Tenant shall have the obligation to notify Landlord if its intent of any such arrangement, and if Landlord reasonably determines that the proposed assignee or sublessee is engaged in a business which would materially interfere with the operation of the Property or its obligations under lease covering a portion of the Property, Landlord shall, within Landlord's sole reasonable consent, have the right to prohibit such arrangement based upon the issue of the business of the proposed assignee or sublessee of the compatibility of the proposed assignee or sublessee with the businesses in the Building.

          9.1.2 For the purposes of this Lease, an "assignment" prohibited by this Section 9 shall be deemed to include the following: if Tenant is a partnership, a withdrawal or change (voluntary, involuntary, by operation of law) of any one or more of the partners thereof, or the dissolution of the partnership; or, if Tenant is a corporation, any dissolution, merger consolidation or other reorganization of Tenant, or any change in the ownership (voluntary, involuntary, by operation of law, creation of new stock or otherwise) of fifty percent (50%) or more of its capital stock from the ownership existing on the date of execution hereof, or, the sale of fifty percent (50%) of the value of the assets of Tenant.

          9.1.3 Notwithstanding the foregoing, without Landlord's consent, but upon ten (10) days' notice to Landlord, this Lease may be assigned, or the

          9.2 No less than thirty (30) days prior to the effective date of a proposed assignment or sublease other than one made pursuant to Subsection 9.1.3), Tenant shall offer to reconvey to Landlord, as of said effective date, that portion of the Premises which Tenant is seeking to assign or sublet, which offer shall contain an undertaking by Tenant to accept, as full and adequate consideration for the reconveyance, Landlord's release of Tenant from all future Rent and other obligations under this Lease with respect to the Premises or the portion thereof so reconveyed. Landlord, in its absolute discretion, shall accept or reject the offered reconveyance within thirty (30) days of the offer and if Landlord accepts, the reconveyance shall be evidenced by an agreement to Landlord in form and substance. If

Landlord fails to accept or reject the offer within the thirty (30) day period, Landlord shall be deemed to have rejected the offer.

          9.3 If Landlord rejects or is deemed to have rejected Tenant's offer of reconveyance and if Landlord gives its consent to any assignment of this Lease or to any sublease, or if Tenant is otherwise permitted to make any assignment or sublease pursuant to this Lease, Tenant shall in consideration therefor, pay to Landlord, as Additional Rent:

               9.3.1 In the case of an assignment, an amount equal to all sums and consideration paid to Tenant by the assignee for or by reason of such assignment (including any sums paid for the sale, rental, or use of Tenant's Property in excess of the then unamortized value of Tenant's Property as reflected in Tenant's federal income tax returns) less the reasonable brokerage commissions and legal fees, if any, actually paid by Tenant in connection with such assignment; and

               9.3.2 In the case of a sublease, any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant (including any sums paid for the sale, rental or use of Tenant's Property in excess of the then unamortized value of Tenant's Property as reflected in Tenant's federal income tax returns) that are in excess of the Rent during the term of the sublease with respect to the sublease space, less the reasonable brokerage commissions and legal fees, if any, actually paid by Tenant in connection with such subletting.

          The sums payable hereunder shall be paid to Landlord as and when payable by the assignee or subtenant to Tenant.

          9.4 Tenant shall reimburse Landlord on demand for any reasonable costs that Landlord may incur in connection with said assignment or sublease, including the reasonable costs of investigating the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the granting of any requested consent.

          9.5 No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

     10   Indemnity.  (a) Landlord shall not be liable for and Tenant will
          ---------
indemnify and save harmless Landlord of and from any fines, suits, demands, losses and actions (including attorneys' fees) for any injury to person or damage to or loss of property on or about the Premises caused by the gross negligence or willful misconduct of, or breach of the Lease by Tenant, its employees or subtenants, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority, by other tenants of the Building or any other matter, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's willful misconduct.

                   (b) Landlord will indemnify and save harmless Tenant of and from all fines, suits, demands, losses and actions (including attorney's fees) for any injury to person or damage to or loss of property by Tenant, if such is caused by the gross negligence or willful misconduct of Landlord.

     11   Subordination and Mortgagee's Right to Cure Landlord's Defaults.
          ---------------------------------------------------------------

          11.1 Landlord currently owns the Building free and clear of any mortgages, deeds to secure debt or other like instruments. This Lease and all rights of Tenant hereunder are subject and subordinate to any deeds to secure debt, mortgages or any other instruments of security, as well as to any ground leases or primary leases, that hereafter cover all or any part of the Building, the land situated beneath the Building or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such deeds to secure debt, mortgages, instruments of security or leases. This provision shall be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the generality of the foregoing provisions of the Section 11, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deeds to secure debt, mortgages or other instruments of security, or sale of the Building pursuant to any such deeds to secure debt, mortgages or other instruments of security, or sale of the Building pursuant to any such deeds to secure debt, mortgages or other instruments of security, to attorn to such purchaser upon any such sale and to recognize such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord's mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale. Tenant shall upon demand at any time or times before or after any such foreclosure sale, execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, and Tenant hereby irrevocably appoints Landlord's mortgagee as Tenant's agent and attorney-in-fact for the purpose of executing, acknowledging and delivering any such instruments and certificates.

          11.2 Anything contained in this Lease to the contrary notwithstanding, if Tenant is leasing more than ten percent (10%) of the Building, in the event of a breach or default hereunder on the part of the Landlord, Tenant shall not terminate this Lease, assert any claim for damages against the Landlord, or assert any right of setoff against of Rent, because of such breach or default without first giving to any mortgagee, from time to time, of the property of which the Premises is part, written notice of and the right, but not the obligation, for a reasonable time, not to exceed sixty (60) days, to cure such breach or default, provided Tenant has been notified in writing of the name and address of such mortgagee.

     12   Rules and Regulations.  Tenant and Tenant's agents, employees and
          ---------------------
invitees will comply fully with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as Exhibit "C",
                                                                 -----------
and made a part hereof as though fully set forth herein. Landlord in its sole judgment shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such manner as may be deemed advisable for safety, care, or cleanliness of the Building and related facilities or premises, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, visitors and invitees of Tenant.

     13   Inspection.  Landlord or its officers, agents, and representatives
          ----------
shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in any emergency, at any hour) and (a) inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein) or (b) show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

     14   Condemnation.  If the Premises, or any part thereof, or if the
          ------------
Building or any portion of the Building, leaving the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date of this Lease, shall be taken or condemned in whole or in part for public purposes, or sold in lieu of condemnation, then the Lease Term shall, at the sole option of Landlord, forthwith cease and terminate. All compensation awarded for taking (or sale proceeds in lieu thereof) shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant.

     15   Fire or Other Casualty.  In the event the Building should be totally
          ----------------------
destroyed by fire, tornado or other casualty or in the event the Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, Landlord or Tenant may at its option terminate this Lease, in which event the Rent shall be abated during the unexpired portion of this Lease effective from the date of such damage, or if the damage should be more serious but neither Landlord nor Tenant elects to terminate this Lease, in either such event Landlord shall within ninety (90) days after the date of such damage commence to rebuild or repair the Building and/or Premises and shall proceed with reasonable diligence to restore the Building and/or Premises to not less than substantially the same condition in which it was immediately prior to the happening of the casualty except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building on the Premises. Landlord shall allow Tenant a fair diminution of Rent during the time the Premises are unfit for occupancy, on the basis of the portion of the Premises which is unfit for occupancy. In the event any mortgagee under a deed to secure debt, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice to Tenant. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     16   Holding Over.  Should Tenant hold over the Premises, or any part
          ------------
thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to one hundred fifty percent (150%) of the daily Rent payable for the last month of the Lease Term. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over.

     17   Taxes on Tenant's Property.  Tenant shall be liable for all taxes
          --------------------------
levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises (herein called "Tenant's Property"). If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

     18   Events of Default.  The following events shall be events of default by
          -----------------
Tenant under this Lease.

          18.1 Tenant shall fail to pay when due any Rent or other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant in connection with space in the Building), which failure is not cured within ten (10) days after written notice thereof is given by Landlord to Tenant; provided, however, that Landlord shall not be required to give a notice of default under this Section 18.1 more than one (1) time in any period of twelve (12) consecutive months with respect to any repeated or reoccurring default.

          18.2 Tenant shall fail to comply with or observe any other provision of this Lease (or any other lease now or hereafter executed by Tenant in connection with space in the Building); provided, however, that, except as provided in the following sentence, it shall not be an event of default if Tenant immediately commences to cure the matter for which notice of default was given under this Paragraph 18.2 with all due diligence and all reasonable effort, and successfully cures such matter as soon as is reasonably possible, and in any event within fifteen (15) days of the date notice of such default was given; provided, however, if Tenant is continuously, diligently pursuant such cure to completion, and such cure cannot be accomplished in fifteen (15) days, Tenant shall have up to forty-five (45) days to accomplish such cure, prior to such failure being an event of default hereunder. Notwithstanding the above, it shall be an immediate event default on the part of Tenant if the matter in question is such that it presents a danger of life or the possibility of substantial property damage.

          18.3 Tenant or any guarantor of Tenant's obligations hereunder shall make an assignment for the benefit of creditors.

          18.4 Any petition shall be filed by or against Tenant or any guarantor of Tenant's obligations hereunder under any section or chapter of the Federal Bankruptcy Act, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or Tenant or any guarantor of Tenant's obligations hereunder shall be adjudged bankrupt or insolvent in proceedings filed thereunder; provided, however, that with respect to any such petition filed against, but not by, Tenant, it shall not be an event of default unless Tenant does not have such petition dismissed within sixty (60) days of the filing thereof.

          18.5 A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

          18.6 Tenant shall desert or vacate any portion of the Premises. Notwithstanding the terms and conditions of Paragraph 18.6 of the Lease, if Tenant has abandoned or vacated the Premises, then Landlord's sole remedy shall be in such instance to terminate the Lease (which Landlord shall have the option, but not the obligation, to do). In the event of such a termination, Tenant shall not be liable for damages for such early termination of the Lease; provided, however, in no event shall such termination eliminate or otherwise limit any claims which Landlord might have against Tenant for any acts, omissions or defaults on the part of Tenant occurring on or prior to the date of such termination.

          18.7 Any writ of execution, attachment, or garnishment shall be levied against any interest of Tenant in this Lease, the Premises, or any property located in the Premises.

     19   Remedies.  If Tenant defaults under this Lease, then without any
          --------
notice or demand to Tenant whatsoever, Landlord shall have the right (but not any duty) to exercise, on a cumulative basis, any or all of the following remedies:

          19.1 Landlord may continue this Lease in full force and effect, and proceed to collect all Rent when due.

          19.2 Landlord may continue this Lease in full force and effect and may enter the Premises and relet all or any part of them to other parties for Tenant's account. Tenant shall be liable to pay on demand to Landlord all costs Landlord incurs in entering the Premises and reletting them, including, without limitation, brokers' commissions, expenses of repairs and remodeling, attorneys' fees, and all other actual costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. During the term of any reletting, Tenant shall pay to Landlord the Rent due under this Lease on the dates due, less any net rents Landlord receives from any reletting.

          19.3 Landlord may, without any notice or demand whatsoever, terminate Tenant's rights under this Lease at any time. On termination, Landlord shall have the right to recover from Tenant all costs, expenses, losses and damages caused by said default and termination including, but not limited to:

               19.3.1 An amount equal to all unpaid Rent that had accrued at the time of termination of this Lease;

               19.3.2 An amount equal to (a) the amount of Rent that would have accrued under this Lease between (i) the date of termination of this Lease, and
(ii) the date the calculation is made under this subsection 19.3.2 if this Lease had been prematurely terminated; less (b) any net amounts of rent actually received by Landlord with respect to such time period; plus

               19.3.3 An amount equal to (a) the present value of all Rent (assuming that the Additional Rent payable hereunder for the future will be the same as for the most recent Lease Year) which would have accrued under this Lease had this Lease not been terminated, for the period of time between (i) the date of calculation of Rent under subsection 19.3.2, and (ii) the date the Lease Term would have ended if this Lease had not been prematurely terminated; less
(b) the present value of rent at that time being actually collected for comparable leases in the immediate geographic area of the Project; plus

               19.3.4 An amount equal to (a) all actual costs and expenses, including but not limited to attorneys' fees that have at that time been incurred by Landlord, plus the present value of all actual costs and expenses, including, but not limited to, attorneys' fees, that with reasonable certainty are likely to have to be incurred thereafter by Landlord, which are reasonably necessary to compensate Landlord for all economic losses proximately caused by Tenant's default.

     In computing the present value of amounts for purposes of this subsection 19.3, a capitalization rate of eight percent (8%) per annum shall be used.

               19.4 Without any showing of need or the presence of any statutory or common law grounds, all of which requirements are hereby expressly waived, Landlord may have a receiver appointed to take possession of the Premises and relet in accordance with subsection 19.2.

               19.5 Landlord may cure any default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, the sum so paid by Landlord shall be immediately due from Tenant to Landlord on demand, and shall bear interest from the date paid by Landlord until Landlord shall have been reimbursed by Tenant. Said sum, together with interest thereon, shall be Additional Rent.

               19.6 Landlord may apply all or part of the Security Deposit, as provided in Section 3.3.

               19.7 Landlord may exercise any or all other rights or remedies available at law or equity, including, without limitation, the right to restraining orders, injunctions and decrees of specific performance.

     20   Attorneys' Fees.  If either party should bring any action under this
          ---------------
Lease against the other, then the party found liable, responsible or guilty, as applicable, in such action agrees in such case to pay to the other, prevailing party all costs, including but not limited to court costs and a reasonable attorney's fee occurred in connection therewith.

     21   Security Interest.  In addition to the statutory landlord's lien,
          -----------------
Landlord shall have, at all times, and Tenant hereby grants to Landlord, a valid security interest to secure payment of damages or loss which Landlord may suffer by reason of the breach of Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in Rent as well as any and all sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase said property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in Section 28 of this Lease at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the debts secured by the security interest granted in this
Section 21. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the said property and the proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Georgia. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

     22   Mechanic's Lien.  Tenant will not permit any mechanic's lien to be
          ---------------
placed upon the Premises, the Building or any improvements thereon during the Lease Term caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay or otherwise discharge the same. If default in payment or discharge thereof shall continue for twenty (20) days after written notice thereto from Landlord to Tenant, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much Additional Rent hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on demand.

     23   Waiver of Subrogation.  Each party to this Lease (the "Waiving Party")
          ---------------------
hereby waives any cause of action it might have against the other party hereto on account of any loss or damage that is covered by any insurance policy that covers the Premises, Tenant's fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured, it being understood and agreed that this provision is cumulative of Section 10 hereof. Tenant agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against Landlord.

     24   Liability Insurance.  Tenant shall procure and maintain throughout the
          -------------------
Lease Term a policy or policies of insurance at its sole cost and expense and in amounts of not less than a combined single limit of $2,000,000 or such other amounts as Landlord may from time to time require, insuring Tenant and Landlord against any and all liability to the extent obtainable for injury to or death of a person or persons or damage to property occasioned by or arising out of or in connection with the use, operation and occupancy of the Premises and specifically providing coverage for Tenant's indemnification obligations imposed by Section 10 of this Lease. Landlord retains the right in its sole reasonable discretion to increase the amount of insurance required not more frequently than annually based on such factors as inflation, Tenant's insurance claims history, the advice of Landlord's insurance advisors and any other relevant factors. Tenant shall furnish a certificate of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such insurance.

     25   Brokerage.  Tenant warrants that it has had no dealings with any
          ---------
broker or agent in connection with the negotiation or execution of this Lease, other than with Cushman and Wakefield of Georgia, Inc. ("CW") and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker other than CW claiming the same by, through or under Tenant.

     26   Change of Building Name.  Landlord reserves the right to change the
          -----------------------
name by which the Building is designated.

     27   Estoppel Certificates.  Tenant agrees to furnish from time to time
          ---------------------
when requested by Landlord or the holder of any deed to secure debt or mortgage covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, a certificate signed by Tenant confirming and containing such factual certifications and representations deemed appropriate by Landlord or the holder of any deed to secure debt or mortgage covering all or any part of the Building or the improvements therein or the Premises or any interest of Landlord therein, and Tenant shall, within ten (10) days following receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten (10) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, conditions and representations contained in such certificate.

     28   Notices.  Each provision of this Lease, or of any applicable laws,
          -------
ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be compiled with when and if the following steps are taken:

          28.1 All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Address set forth in section 1.5 or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith, and

          28.2 Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified or registered mail (with or without return receipt requested), addressed to the parties hereto at the respective addresses set forth in Article 1 or at such other address as either of said parties shall have theretofore specified by written notice delivered in accordance herewith.

     29   Force Majure.  When a period of time is herein prescribed for any
          ------------
action to be taken by Landlord, Landlord shall not be liable or responsible for and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages or labor or materials, war, laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

     30   Severability.  If any clause or provision of this Lease is illegal,
          ------------
invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     31   Amendments; Binding Effect.  This Lease may not be altered, changed or
          --------------------------
amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     32   Quiet Enjoyment.  Provided Tenant has performed all of the terms and
          ---------------
conditions of this Lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hinderance from Landlord, subject to the terms and conditions of this Lease.

     33   Gender.  Words of any gender used in this Lease shall be held and
          ------
construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     34   Joint and Several Liability.  If there be more than one Tenant, the
          ---------------------------
obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

     35   Captions.  The captions contained in this Lease are for convenience or
          --------
reference only, and in no way limit or enlarge the terms and conditions of this Lease.

     36   Exhibits and Attachments.  All exhibits, attachments, riders and
          ------------------------
addenda referred to in this Lease are incorporated into this Lease and made a part hereof for all intents and purposes.

     37   No Joint Venture.  Landlord and Tenant are not and shall not be deemed
          ----------------
to be, for any purpose, partners or joint venturers with each other.

     38   Time of the Essence.  Time is of the essence with regard to each
          -------------------
provision of this Lease.

     39   Evidence of Authority.  If Tenant is other than a natural person,
          ---------------------
Tenant shall deliver to Landlord such legal documentation as Landlord may request to evidence the authority of those signing this Lease to bind the Tenant.

     40   Governing Law.  This Lease shall be construed and interpreted in
          -------------
accordance with and governed by the laws of Georgia.

     41   Entire Agreement.  This Lease constitutes the entire agreement between
          ----------------
the parties, and there is no other agreement between the parties relating in any manner to the Project.

     42   Exculpation.  The term Landlord as used in this Lease so far as
          -----------
covenants or obligations on the part of Landlord are concerned shall be limited to mean and include only the owner or owners at the time in question of the Landlord's interest in the Building. Tenant acknowledges and agrees, for itself and its successors and assigns, that no trustee, director, officer, employee or agent of Landlord shall be personally liable for any of the terms, covenants or obligations of Landlord hereunder, and Tenant shall look solely to Landlord's interest in the Building for the collection of any judgment (or enforcement or any other judicial process) requiring the payment of money by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord and no other property or assets of Landlord shall be subject to levy, execution or other enforcement for the satisfaction of any obligation due Tenant or its successors or assigns.

     43   Covenants are Independent.  Each covenant of Landlord and Tenant under
          -------------------------
this Lease is independent of each other covenant under this Lease, and no default by either party in performance of any covenant shall excuse the other party from the performance of any other covenant.

     44   Usufruct.  The rights of Tenant hereunder constitute a usufruct, which
          --------
is not subject to levy or sale.  No estate shall pass out of Landlord.

     45   Right to Relocate Tenant.  (a)  Except as provided below, at any time
          ------------------------
during the Term, Landlord shall have the right upon thirty (30) days' prior notice to Tenant, to relocate Tenant from the Premises to any other portion of the Project which is constructed with a floor plan and tenant finishes substantially equivalent to the Premises; provided, however, that Landlord may not locate Tenant to a floor below the 8th floor, unless such space is located on the south side of the Building. As to any relocation to the 8th floor or higher of the Building, such relocation may be to any location on said floor. Notwithstanding the above, so long as Tenant is still leasing and occupying at least 5946 rentable square feet in the Building and is in full compliance with the terms of the Lease, then Landlord shall not relocate Tenant in the first eighteen (18) months of the Term.

          (b) Landlord shall bear the expenses of said relocating, plus the expense of any renovation or alterations necessary to make said substituted space substantially equivalent to the Premises. If Landlord exercises either of its rights set forth in this Section 45, then the substituted space shall for all purposes constitute the Premises and all other terms and conditions of this Lease shall continue in full force and effect and shall apply to the substituted space.

     46   Hazardous Materials.
          -------------------

          46.1 Tenant shall not cause or permit any Hazardous Material (as defined in Section 46.3 below) to be brought, kept or used in or about the Building by Tenant, its agents, employees, contractors or invitees. Tenant hereby indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all loss, damage, cost and/or expenses (including, without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Building which results from such a breach. Without limiting the foregoing, if the presence of any Hazardous Material in the Building caused or permitted by Tenant results in any contamination of the Building, Tenant shall promptly take all actions at its sole expense as are necessary to return the Building to the conditions existing prior to the introduction of such Hazardous Material to the Building; provided that the Landlord's approval of such actions, and the contractors to be used by Tenant in connection therewith, shall first be obtained.

          46.2 Notwithstanding any provision in this Lease to the contrary, it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment, or subletting of the Premises if (i) the proposed transferee's anticipated use of the Premises involves the generation, storage, use, treatment or disposal of Hazardous Material; (ii) the proposed transferee has been required by any prior Landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such transferee's actions or use of the property in question; or (iii) the proposed transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

          46.3 As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste", "extremely hazardous waste", or "restricted hazardous waste" or similar term under the law of the jurisdiction where the property is located, or (ii) designated as a hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C.
(S) 1317), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et. seq. (42 U.S.C. (S) 9601).

          46.4 As used herein, the term "Laws" means any applicable federal, state or local laws, ordinances, or regulation relating to any Hazardous Material affecting the Building, including, without limitation, the laws, ordinances, and regulations referred to in Section 46.3 above.

          46.5 Landlord and its employees, representatives and agents shall have access to the Building during reasonable hours and upon reasonable notice to Tenant in order to conduct periodic environmental inspections and tests of Hazardous Material contamination of the Building.

Special Provisions.  The special provisions set forth in Exhibit "D" herein are
------------------                                       -----------
made a part hereof.

SIGNED, SEALED AND DELIVERED as of the date first above written.

                              LANDLORD:

                              By:  State of California Public Employees'
                              Retirement System, an agency of the State of
                              California


                              By: [insert name] , Agent


                              By:


                              TENANT:

                              [insert name]


                              By:
                                    Its:


                              Attest:
                                    Its:

                                  EXHIBIT "A"
                                  -----------


ALL THAT TRACT or parcel of land lying and being in Land Lots 909 and 910, 7th District, 2nd Section, Cobb County, Georgia and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING commence at an iron pin located at the intersection of the southern right of way of Mt. Wilkinson Parkway (160 foot public right of way) with eastern right of way of Overlook Lane (a 60 foot public right of way); thence South 54 degrees 40' 17" East 12.53 feet to a marble monument located on the eastern right of way of Overlook Parkway (a 70 foot private right of way); thence South 02 degrees 58' 17" East along said right of way of Overlook Parkway 173.70 feet to a marble monument which is the POINT OF BEGINNING; thence leaving said eastern right of way of Overlook Parkway run South 75 degrees 55" 27" East 178.85 feet to a marble monument; thence South 61 degrees 24' 13" East 28.86 feet to a marble monument; thence South 89 degrees 19' 24" East 31.12 feet to a marble monument; thence North 75 degrees 16' 20" East 197.60 feet to an iron pin; thence South 02 degrees 47' 13" East 703.01 feet to a point; thence South 48 degrees 27' 35" West 212.29 feet to a point; thence North 82 degrees 13' 45" West 124.66 feet to a point located on the eastern right of way of Overlook Parkway; thence in a generally northerly direction along said eastern right of way to Overlook Parkway and following the curvature thereof the following courses and distances:

along the arc of a curve to the left having a radius of 195.00 feet, said arc being subtended by a chord bearing North 35 degrees 20' 53" west for 146.11 feet, an arc distance of 149.76 feet to a point; North 56 degrees 21' 106" West
39.34 feet to a point; along the arc of a curve to the right having a radius of
80.00 feet, said arc being subtended by a chord bearing north 13 degrees 38' 55" West for 110.55 feet, an arc distance of 122.04 feet to a point; North 30 degrees 03' 16" East 9490 feet to a point; along the arc of a curve to the left having a radius of 215.00 feet, said arc being subtended by a chord bearing North 13 degrees 20' 32" East for 123.65 feet, an arc distance of 125.43 feet to a point; North 02 degrees 27' 46" West 371.44 feet to a marble monument, being the POINT OF BEGINNING.

being property designated as Parcel "A" and containing 7.92 acres according to that certain Boundary Survey of the Overlook #3 Office Building for Atlanta Overlook Associates #3. United States Fidelity and Guaranty Company, BA Mortgage and International Realty Corporation. The First National Bank of Atlanta and Lawyers Title Insurance Corporation, prepared by Planners and Engineers Collaborative, dated May 15, 1985, last revised July 26, 1985, and bearing the certification of Robert Lee White, Georgia Registered Land Surveyor No. 2080.

                                 EXHIBIT "A-1"


                   Attached to and made a part of this Lease

                       Dated:__________________________


                     Landlord:  State of California Public
                         Employees' Retirement System

                   Tenant:  Atlantic Steel Industries, Inc.

                                  EXHIBIT "B"
                                  -----------
                             INTENTIONALLY DELETED

                                  EXHIBIT "C"
                                  -----------

                         Attached to and made part of

                   Lease Agreement dated:  November 1, 1993
      Landlord:  State of California Public Employees' Retirement System

                   Tenant:  Atlantic Street Industries, Inc.


          The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith, the land situated beneath the Building and the appurtenances thereto:

     1    Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from the leased premises and for going from one to another part of the Building.

     2    Plumbing, fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags, Hazardous Material as defined herein, or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or such tenant's agents, employees or invitees, shall be paid by such tenant, and Landlord shall not in any case be responsible therefore.

     3    No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, books, or screws shall be driven or inserted in any part of the Building except by the building maintenance personnel and except for the hanging of ordinary and customary sized art or other like objects on the walls of the interior of the Premises, nor shall any part of the Building be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4    Landlord will provide and maintain an alphabetical directory board for all tenants in the main lobby of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

     5    Landlord shall provide all locks for doors in each tenant's leased premises, such initial locks to be at Landlord's cost, and for any subsequent replacement thereof at the cost of such Tenant, and no Tenant shall place any additional lock or locks on any door in its leased area without Landlord's prior written consent. A reasonable number of keys to the locks on the doors in each tenant's leased premises shall be furnished by Landlord to each tenant, such initial keys to be at Landlord's cost, and for any subsequent replacement thereof at the cost of such tenant, and the tenants shall not have any duplicate keys made.

     6    With respect to work being performed by tenants in any leased premises with the approval of Landlord, all tenants will refer all contractors, contractors' representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

     7    Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which requires the use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be under the supervision of Landlord and in the manner agreed between the tenants and Landlord by prearrangement before performance. Such prearrangement initiated by a tenant will include determination by Landlord, and subject to its decision and control, as to the time, method, and routing of movement and as to limitations for safety or other concern which may prohibit any article, equipment or any other item from being brought into the Building. The tenants are to assume all risks as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from the time of entering the Project to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from, and act in connection with such service performed for a tenant.

     8    Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall not be repaired at the expense of such tenant.

     9    A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from

Landlord. Persons employed to move such property must be acceptable to Landlord.

     10   Corridor doors which are not the main entrance to the Premises, when not in use, shall be kept closed. The main entrance door to the Premises may be kept open during the Building Hours.

     11   Each tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purposes of such cleaning other than the Building's cleaning and maintenance personnel. Landlord shall be in no way responsible to the tenants, their agents, employees, or invitees for any loss of property from the leased premises or public areas or for any damages to any property thereon from any cause whatsoever.

     12   To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers and the like shall be delivered to any leased area during times outside the Building Hours, except by persons appointed or approved by Landlord in writing.

     13   Should a tenant require telegraphic, telephone, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power of heating without Landlord's prior written permission.

     14   Tenants shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     15   Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairway. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises.

     16   Machinery not typically found in a commercial or professional office shall not be operated by any tenant in its leased premises without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or any other Hazardous material.

     17   No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     18   Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its sole judgment shall from time to time be deemed appropriate for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to tenant, shall be binding upon it in like manner as if originally herein prescribed.

     19   Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     20 Any additional services, not required by lease to be performed by Landlord, which Tenant request Landlord to perform and which are performed by Landlord shall be billed to Tenant at Landlord's cost plus fifteen percent (15%).

                                  EXHIBIT "D"
                                  -----------
                      SPECIAL PROVISIONS INVOLVING LEASE
           BETWEEN STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                  SYSTEM AND ATLANTIC STEEL INDUSTRIES, INC.


          1  Early Occupancy.  The Lease Term shall not commence until January
             ---------------
1, 1994, provided, however, if the Premises are available prior to that date (with no representation or warranty whatsoever as to whether or not such Premises shall be so available). Landlord will permit Tenant to occupy the Premises prior to the Commencement Date, under the terms and conditions of the Lease.

          2  Operating Costs.  (a) The initial Operating costs shall be, as to
             ---------------
the Premises, the actual Operating Costs, on a per square foot per annum basis, for the calendar year 1994 (the "Base Year Operating Costs"), adjusted in accordance with Exhibit "E" of the Lease.
                -----------

          (b) Notwithstanding the terms and conditions of paragraph 3 of this Lease, except as described below, in no event shall Tenant's Share of Operating Costs for any year exceed the amount which would have been due in such year had such costs increased in each and every year by one hundred ten percent (110%) of Tenant's Share of Operating costs for each prior year of the Lease Term (such increases being cumulative and compounding); provide, however, and notwithstanding the above limitation, that for the purposes of determining whether or not the aforesaid limit on increases in Tenant's Share of Operating Costs from year to year is exceeded or not, the components of Operating Costs related to taxes and assessments attributable to the property or Building or its operation, utilities costs to the Building, property or Premises and insurance premiums related to or payable in connection with the Building, Property or Premises shall not be considered or factored in to such determination, and there shall be no limit on the amounts of Operating Costs related to taxes, utilities and insurance premiums for the Building, Property or Premises that can be passed on by Landlord to Tenant or that shall be due of Tenant at any time and from year to year, except as expressly provided for in this Lease.

          3  Tenant Improvements.  Landlord shall cause the tenant fit-up and
             -------------------
finish work in the Premises to be completed in accordance with construction documents (the "Construction Documents") dated October 18, 1993 (the "Allowance") and shall provide an allowance of $15.75 per rentable square foot of space in the Premises. To the extent the costs to complete the tenant fit-up and finish work int eh Premises are less than the Allowance, then the difference shall be applied to the first installments of Monthly Rental Due from Tenant.

          4  Renewal of Lease.  Provided this Lease is then in full force and
             ----------------
effect and there has been no assignment of this Lease by Tenant or a sublease of the Premises or any portion thereof, and Tenant is in full compliance with the terms and conditions of this Lease, landlord hereby grants to tenant an option to renew this Lease for one (1) period of five (5) years, at a rental rate equal to the then prevailing per rentable square foot rate payable by tenants having a credit standing substantially similar to that of Tenant for office space which is comparable in quality, size, utility and location to the Premises being leased Project, as evidenced by recent transactions in the Building and Project and/or in comparable buildings and projects located within a three (3) mile radius of the Building and Project. Tenant shall notify Landlord not less than twelve (12) months prior to the end of the Term if Tenant desires to renew this Lease under the terms of this Special Provision 4. If Tenant does give such notice, Landlord shall indicate to Tenant within thirty (30) days after Tenant's notice as described above, with the rental rate which shall be in effect for the Term as extended, on the basis as above-described. Tenant shall have thirty
(30) days from the date Landlord make such offer to either accept or reject such offer. If Tenant rejects such offer or fails to respond within such thirty (30) day period, then this Lease shall terminate as of the end of the Term as established herein. If Tenant accepts such offer, then the Term shall be extended by said five (5) year period, upon the same terms and conditions as contained in this Lease, and the rent for such period shall be the rent as offered by Landlord and accepted by Tenant pursuant to the terms and conditions of this Special Provision 4.

          5  Vinings Club Memberships.  (a)  As long as Tenant is in full
             ------------------------
compliance with the terms and conditions of this Lease and this Lease is in full force and effect. Landlord will pay the initiation fee at the Vinings Club for up to three (3) full individual memberships.

          (b) Nothing contained herein shall mean or be construed to mean that Landlord shall be obligated to pay any additional or special charges or fees which Tenant might incur in or with respect to the Club and all such charges and fees shall be the responsibility of Tenant.

          (c) Nothing contained herein shall mean or be construed to mean that landlord guarantees that the Club shall remain open for business, or that Landlord would have an obligation to provide access or memberships in another club if the Club ceases to operate or changes its method of operation.

          6  Conference Room.  Tenant shall have the right to use the conference
             ---------------
room in the Building, upon such rules for such use as Landlord shall adopt from time to time, without additional charge or expense to Tenant only as long as Landlord makes available to al the tenants in the Building said conference room.

          7  Failure to Deliver Premises.  Notwithstanding anything to the
             ---------------------------
contrary contained herein, in the event the Premises are not ready on or before July 1, 1994 (as extended by one (1) day for every day Landlord is delayed due to causes created by, through or under Tenant or due to any causes as described in Paragraph 29 herein), then Tenant shall, before July 1, 1994 (as such date may be extended for every day Landlord is delayed due to causes created by, through or under Tenant or due to any causes as described in Paragraph 29 herein) be entitled to terminate the Lease. If Tenant has the right to so terminate the Lease for said reason, than Tenant shall make such election within ten (10) days of the date Tenant first has the right to so terminate the lease. If Tenant does not deliver such notice within said period, then Tenant shall be deemed to have waived its right to cancel this Lease for the aforesaid reasons, unless Landlord and Tenant agree otherwise in writing.

                                  EXHIBIT "E"
                                  -----------
                    Lease Agreement dated: November 1, 1993
Landlord:  State of California Public Employees' Retirement System
Tenant:    Atlantic Steel Industries, Inc.

       1  Reimbursement for Operating Costs.
          ---------------------------------

          1.1  Definitions.  The definitions set forth in this section 1.1 shall
               -----------
be applied whenever any of the following terms are used in this special Stipulation 1.

               1.1.1  Operating Costs:  shall mean all costs paid by Landlord or
                      ---------------
          its representatives in connection with the ownership, management, maintenance, operation, insuring, repairing, redecorating, cleaning, and securing of the Building, as determined by Landlord to be necessary or appropriate for a first-class building, including, but not limited to, all of the following costs:

                    1.1.1.1 All wages, salaries, and related expenses of all on-site and off-site agents, employees and contractors engaged in the management, operation, maintenance, repair, redecoration, cleaning, and security of the Building, plus the cost of all management, maintenance, and security offices in the Building. Agents, employees and contractors who do not spend their time exclusively on the Building shall have their aforesaid charges pro-rated by landlord, based upon the time spent on, in connection with or in relation to the Building.

                    1.1.1.2 All supplies and materials used and labor charges incurred in the management, operation, maintenance, repair, redecoration, cleaning and security of the Building.

                    1.1.1.3 All equipment purchased or leased for the performance of Landlord's obligations hereunder.

                    1.1.1.4 All management, maintenance, cleaning, security, promotional and other service agreements for the Building and the equipment therein, including, but not limited to, alarm service, security service, window cleaning, and elevator and escalator maintenance.

                    1.1.1.5 All accounting, legal and engineering fees and expenses, including, but not limited to, the cost of audits by certified public accountants for the Building.

                    1.1.1.6 All insurance premiums, including, but not limited to, fire, casualty, extended coverage, public liability, rent abatement, boiler, and worker's compensation insurance applicable to the Building, Landlord's employees and Landlord's personal property used in connection therewith.

                    1.1.1.7 All redecorating (including painting, wallpapering and floor coverings), maintaining and repairing of the Building, except for space leased to a particular tenant, structural or non-structural, including, but not limited to, the mechanical, electrical, heating, ventilating and air conditioning equipment, landscape maintenance and the replacement of trees and shrubbery.

                    1.1.1.8 All removing of trash, rubbish, garbage and other refuse from the Building, as well as removal of ice and snow from the sidewalks, driveways and parking lots.

                    1.1.1.9 All amortization of capital improvements (including, but not limited to, accounting, legal, architectural and engineering fees incurred in connection therewith) made to the Building subsequent to the Commencement Date which will improve operating efficiencies (but only to the extent of the savings achieved thereby) or which may be required by any law.

                    1.1.1.10 All charges for electricity, gas, water, sewer, and other utilities furnished by the Building.

                    1.1.1.11 All ad valorem property taxes covering all real and personal property constituting a part of the Building, including, but not limited to, all general and special assessments of every kind.

                    1.1.1.12 All other expenses of owning, maintaining,
               operating, insuring, securing, managing, cleaning, redecorating or repairing the Building.

          1.1.2 Notwithstanding any of the foregoing to the contrary, Operating Costs shall not include:

                    1.1.2.1 Costs which are directly reimbursed to Landlord by other tenants.

                    1.1.2.2 Payments on mortgages or ground leases owned by Landlord.

                    1.1.2.3 Costs of leasehold improvements for which Landlord has agreed to pay.

                    1.1.2.4 Payment of any return on equity to any owner of the Building.

                    1.1.2.5  Costs reimbursed by proceeds of insurance.

                    1.1.2.6 Costs of the initial construction of the Building or any depreciation thereof.

                    1.1.2.7 Payments of claims, damages or expenses resulting from any willful misconduct of Landlord or any of its authorized representatives.

               1.1.3  Tenant's Share.  Shall mean the percentage that expresses
                      --------------
          the ratio between the number of rentable square feet comprising the Premises (5946), and the number of rentable square feet of the Building (432,312), which, for the purposes of the Lease, shall be 1.375". This figure shall be adjusted if the number of rentable square feet comprising the Premises changes.

     1.2  Payment of Operating Costs by Tenant.  In addition to the Base Rent,
          ------------------------------------
tenant agrees to pay as additional Rent to Landlord tenant's Share of Operating Costs in excess of the Operating Costs for the Building for 1994, on a per square foot per annum basis and adjusted as required herein (the "Initial Operating Costs"), which Additional Rent shall be due in twelve (12) equal installments in each Lease Year, beginning in January, 1995 and continuing each month thereafter throughout the remainder of the Lease. One monthly installment of Tenant's Share of estimated Operating Costs shall be due and payable by Tenant to Landlord upon the execution of this Lease. All subsequent payments of Tenant's Share of Operating Costs in excess of Initial Operating Costs shall be due and payable without demand, deduction or set off in advance on or before the first day of each month of the Lease Term. During any Lease Year within the Lease Term that is less than twelve (12) full months, any amount to be paid with respect to such period shall be proportionately adjusted based on that portion of the Lease Year that this Lease is in effect.

     1.3  Calculation of Operating Costs.  On or before December 15 of each
          ------------------------------
Lease Year, Landlord shall provide Tenant with Landlord's estimate of Tenant's Share of Estimated Operating Costs for the following Lease Year. Beginning on the

January 1 of each Lease Year the amount of Tenant's Share of Estimated Operating Costs shall be adjusted tot he amount set forth in Landlord's notice. As promptly as practicable after the end of each Lease Year, Landlord shall compute the actual Operating Costs for the previous Lease Year. If Tenant's Share of the actual Operating Costs is greater than the amount Tenant paid to Landlord as Tenant's Share of the Estimated Operating Costs for the previous Lease Year, Tenant shall, within fifteen (15) days after receipt of notice of Tenant's Share of actual Operating Costs, pay to Landlord as Additional Rent an amount equal to the difference between tenant's Share of actual Operating Costs and tenant's Share of Estimated Operating Costs. If Tenant's Share of the actual Operating Costs for such Lease Year, such excess amount shall be applied against the installment of Additional Rent next coming due until the same has been fully applied.

     1.4  Adjustments to Operating Costs.  Notwithstanding anything to the
          ------------------------------
contrary contained herein, if the Building is not fully occupied during any calendar year, appropriate adjustments shall be made to determine Operating Costs as though the Building has been fully occupied in such calendar year.